                                                                    EXHIBIT 99.4


CASE NAME:        KEVCO GP, INC.                                   ACCRUAL BASIS

CASE NUMBER:      401-40786-BJH-11

JUDGE:            BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2001
                                       -----------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                        TREASURER
---------------------------------------            -----------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                       JANUARY 22, 2002
---------------------------------------            -----------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ DENNIS S. FAULKNER                                 ACCOUNTANT FOR DEBTOR
---------------------------------------            -----------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                       JANUARY 22, 2002
---------------------------------------            -----------------------------
Printed Name of Preparer                                        Date

CASE NAME:      KEVCO GP, INC.                                 ACCRUAL BASIS - 1

CASE NUMBER:    401-40786-BJH-11

COMPARATIVE BALANCE SHEET

                                                            SCHEDULED         MONTH           MONTH            MONTH
ASSETS                                                        AMOUNT          OCT-01          NOV-01           DEC-01
------                                                     ------------    ------------    ------------     ------------
1.  Unrestricted Cash
2.  Restricted Cash
3.  Total Cash                                                        0               0               0                0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                               0               0               0                0
9.  Total Current Assets                                              0               0               0                0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                                   0               0               0                0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                  0               0               0                0
15. Other (Attach List)                                         360,837         360,837         360,837          360,837
16. Total Assets                                                360,837         360,837         360,837          360,837

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                               0               0                0
23. Total Post Petition Liabilities                                                   0               0                0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                  75,885,064      14,891,816      13,358,109       13,448,255
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                     128,815,071     128,791,803     128,791,803      128,791,803
28. Total Pre Petition Liabilities                          204,700,135     143,683,619     142,149,912      142,240,058
29. Total Liabilities                                       204,700,135     143,683,619     142,149,912      142,240,058

EQUITY

30. Pre Petition Owners' Equity                                            (204,339,298)   (204,339,298)    (204,339,298)
31. Post Petition Cumulative Profit Or (Loss)
32. Direct Charges To Equity (Attach Explanation)(FOOTNOTE)                  61,016,516      62,550,223       62,460,077
33. Total Equity                                                           (143,322,782)   (141,789,075)    (141,879,221)
34. Total Liabilities and Equity                                                360,837         360,837          360,837

This form  x  does     does not have related footnotes on Footnotes Supplement.
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


CASE NAME:      KEVCO GP, INC.                                  SUPPLEMENT TO

CASE NUMBER:    401-40786-BJH-11                               ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                              SCHEDULED         MONTH            MONTH           MONTH
ASSETS                                          AMOUNT          OCT-01           NOV-01          DEC-01
------                                       ------------    ------------     ------------    ------------
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8                             0               0                0               0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                  0               0                0               0

A.      Investment in Subsidiaries                360,837         360,837          360,837         360,837
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                      360,837         360,837          360,837         360,837

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                   0                0               0

PRE PETITION LIABILITIES

A.      Interco. Payables (FOOTNOTE)              315,071         291,803          291,803         291,803
B.      10 3/8% Senior Sub. Notes             105,000,000     105,000,000      105,000,000     105,000,000
C.      Sr. Sub. Exchangeable Notes            23,500,000      23,500,000       23,500,000      23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                         128,815,071     128,791,803      128,791,803     128,791,803

CASE NAME:      KEVCO GP, INC.                                 ACCRUAL BASIS - 2

CASE NUMBER:    401-40786-BJH-11


INCOME STATEMENT

                                                  SCHEDULED          MONTH             MONTH             MONTH
REVENUES                                            AMOUNT           OCT-01            NOV-01            DEC-01
--------                                         ------------      ------------     ------------      ------------
1.  Gross Revenues                                                                                               0
2.  Less: Returns & Discounts                                                                                    0
3.  Net Revenue                                             0                 0                0                 0

COST OF GOODS SOLD

4.  Material                                                                                                     0
5.  Direct Labor                                                                                                 0
6.  Direct Overhead                                                                                              0
7.  Total Cost Of Goods Sold                                0                 0                0                 0
8.  Gross Profit                                            0                 0                0                 0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                               0
10. Selling & Marketing                                                                                          0
11. General & Administrative                                                                                     0
12. Rent & Lease                                                                                                 0
13. Other (Attach List)                                                                                          0
14. Total Operating Expenses                                0                 0                0                 0
15. Income Before Non-Operating
    Income & Expense                                        0                 0                0                 0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                                                                              0
17. Non-Operating Expense (Att List)                                                                             0
18. Interest Expense                                                                                             0
19. Depreciation / Depletion                                                                                     0
20. Amortization                                                                                                 0
21. Other (Attach List)                                                                                          0
22. Net Other Income & Expenses                             0                 0                0                 0

REORGANIZATION EXPENSES

23. Professional Fees                                                                                            0
24. U.S. Trustee Fees                                                                                            0
25. Other (Attach List)                                                                                          0
26. Total Reorganization Expenses                           0                 0                0                 0
27. Income Tax                                                                                                   0
28. Net Profit (Loss)                                       0                 0                0                 0

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



CASE NAME:      KEVCO GP, INC.                                 ACCRUAL BASIS - 3

CASE NUMBER:    401-40786-BJH-11


CASH RECEIPTS AND                                 SCHEDULED          MONTH             MONTH             MONTH
DISBURSEMENTS                                       AMOUNT           OCT-01            NOV-01            DEC-01
-----------------                                ------------      ------------     ------------      ------------
1.  Cash - Beginning Of Month                               0                 0                0                 0

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                                                                                   0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                                                                 0
4.  Post Petition                                                                                                0
5.  Total Operating Receipts                                0                 0                0                 0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)                                                                               0
7.  Sale of Assets                                                                                               0
8.  Other (Attach List)                                                                                          0
9.  Total Non-Operating Receipts                            0                 0                0                 0
10. Total Receipts                                          0                 0                0                 0
11. Total Cash Available                                    0                 0                0                 0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                                                  0
13. Payroll Taxes Paid                                                                                           0
14. Sales, Use & Other Taxes Paid                                                                                0
15. Secured / Rental / Leases                                                                                    0
16. Utilities                                                                                                    0
17. Insurance                                                                                                    0
18. Inventory Purchases                                                                                          0
19. Vehicle Expenses                                                                                             0
20. Travel                                                                                                       0
21. Entertainment                                                                                                0
22. Repairs & Maintenance                                                                                        0
23. Supplies                                                                                                     0
24. Advertising                                                                                                  0
25. Other (Attach List)                                     0                 0                0                 0
26. Total Operating Disbursements                           0                 0                0                 0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                                            0
28. U.S. Trustee Fees                                                                                            0
29. Other (Attach List)                                     0                 0                0                 0
30. Total Reorganization Expenses                           0                 0                0                 0
31. Total Disbursements                                     0                 0                0                 0
32. Net Cash Flow                                           0                 0                0                 0
33. Cash - End of Month                                     0                 0                0                 0

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



CASE NAME:       KEVCO GP, INC.                                ACCRUAL BASIS - 4

CASE NUMBER:     401-40786-BJH-11

                                           SCHEDULED           MONTH           MONTH         MONTH
ACCOUNTS RECEIVABLE AGING                   AMOUNT             OCT-01          NOV-01        DEC-01
-------------------------                  ---------           ------          ------        ------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                      0                0               0             0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                      0                0               0             0

AGING OF POST PETITION                                     MONTH:    DECEMBER-01
TAXES AND PAYABLES                                               ---------------

                                  0 - 30             31 - 60             61 - 90              91 +
TAXES PAYABLE                      DAYS               DAYS                DAYS                DAYS              TOTAL
-------------                     ------             -------             -------              ----              -----
1.  Federal                                                                                                         0
2.  State                                                                                                           0
3.  Local                                                                                                           0
4.  Other (Attach List)                0                   0                   0                 0                  0
5.  Total Taxes Payable                0                   0                   0                 0                  0
6.  Accounts Payable                                                                                                0

                                                           MONTH:    DECEMBER-01
                                                                 ---------------
STATUS OF POST PETITION TAXES

                                        BEGINNING TAX    AMOUNT WITHHELD                       ENDING TAX
FEDERAL                                   LIABILITY*     AND/OR ACCRUED        (AMOUNT PAID)   LIABILITY
-------                                 -------------    ---------------       -------------   ----------
1.  Withholding **                                                                                  0
2.  FICA - Employee **                                                                              0
3.  FICA - Employer **                                                                              0
4.  Unemployment                                                                                    0
5.  Income                                                                                          0
6.  Other (Attach List)                      0                  0                0                  0
7.  Total Federal Taxes                      0                  0                0                  0

STATE AND LOCAL

8.  Withholding                                                                                     0
9.  Sales                                                                                           0
10. Excise                                                                                          0
11. Unemployment                                                                                    0
12. Real Property                                                                                   0
13. Personal Property                                                                               0
14. Other (Attach List)                      0                  0                0                  0
15. Total State And Local                    0                  0                0                  0
16. Total Taxes                              0                  0                0                  0

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

    ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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



CASE NAME:       KEVCO GP, INC.                                ACCRUAL BASIS - 5

CASE NUMBER:     401-40786-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH:    DECEMBER-01
                                                                 ---------------

BANK RECONCILIATIONS                              Account # 1        Account # 2
--------------------                            -----------------    -----------
A.  BANK:                                                                              Other Accounts        TOTAL
B.  ACCOUNT NUMBER:                                                                     (Attach List)
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement                                                                      0             0
2.  Add: Total Deposits Not Credited                                                                0             0
3.  Subtract: Outstanding Checks                                                                    0             0
4.  Other Reconciling Items                                                                         0             0
5.  Month End Balance Per Books                                 0              0                    0             0
6.  Number of Last Check Written


INVESTMENT ACCOUNTS

                                             DATE         TYPE OF
BANK, ACCOUNT NAME & NUMBER               OF PURCHASE    INSTRUMENT   PURCHASE PRICE     CURRENT VALUE
---------------------------               -----------    ----------   --------------     -------------
7.

8.

9.

10. (Attach List)                                                           0                   0

11. Total Investments                                                       0                   0

CASH

12. Currency On Hand                                                                            0
13. Total Cash - End of Month                                                                   0

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



CASE NAME:       KEVCO GP, INC.                              ACCRUAL BASIS - 6

CASE NUMBER:     401-40786-BJH-11
                                                            MONTH:   DECEMBER-01
                                                                  --------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101(31)(A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                      TYPE OF          AMOUNT       TOTAL PAID
             NAME                     PAYMENT           PAID         TO DATE
             ----                     -------          ------       ----------
1.
2.
3.
4.
5.  (Attach List)                                           0                0
6.  Total Payments To Insiders                              0                0

                                  PROFESSIONALS

                                 DATE OF
                               COURT ORDER                                           TOTAL
                               AUTHORIZING       AMOUNT    AMOUNT     TOTAL PAID    INCURRED
             NAME                PAYMENT        APPROVED    PAID       TO DATE      & UNPAID*
             ----              -----------      --------   ------     ----------    ---------
1.
2.
3.
4.
5.  (Attach List)                                      0        0              0            0
6.  Total Payments To Professionals                    0        0              0            0

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS


                             SCHEDULED    AMOUNTS       TOTAL
                              MONTHLY      PAID         UNPAID
                             PAYMENTS     DURING         POST
   NAME OF CREDITOR             DUE        MONTH       PETITION
   ----------------          --------     -------     ----------
1.  Bank of America                             0     13,448,255
2.
3.
4.
5.  (Attach List)                   0           0              0
6.  TOTAL                           0           0     13,448,255

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



CASE NAME:      KEVCO GP, INC.                                 ACCRUAL BASIS - 7

CASE NUMBER:    401-40786-BJH-11
                                                             MONTH:  DECEMBER-01
                                                                   -------------
QUESTIONNAIRE

                                                                                  YES      NO
                                                                                  ---      --
1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                        X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                    X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                                       X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                X

5.   Have any Post Petition Loans been received by the debtor from any party?               X

6.   Are any Post Petition Payroll Taxes past due?                                          X

7.   Are any Post Petition State or Federal Income Taxes past due?                          X

8.   Are any Post Petition Real Estate Taxes past due?                                      X

9.   Are any other Post Petition Taxes past due?                                            X

10.  Are any amounts owed to Post Petition creditors delinquent?                            X

11.  Have any Pre Petition Taxes been paid during the reporting period?                     X

12.  Are any wage payments past due?                                                        X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                  YES      NO
                                                                                  ---      --
1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                          X

2.   Are all premium payments paid current?                                        X

3.   Please itemize policies below.


If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS

    TYPE OF POLICY                 CARRIER                     PERIOD COVERED        PAYMENT AMOUNT & FREQUENCY
    --------------                 -------                     --------------        --------------------------
General Liability              Liberty Mutual                  9/1/00-3/1/02             Semi-Annual $64,657

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



CASE NAME:       KEVCO GP, INC.                             FOOTNOTES SUPPLEMENT

CASE NUMBER:     401-40786-BJH-11                               ACCRUAL BASIS

                                                           MONTH:    DECEMBER-01
                                                                 ---------------

ACCRUAL
BASIS
FORM
NUMBER            LINE NUMBER           FOOTNOTE / EXPLANATION
-------           -----------           ----------------------
   1                   24               The direct charges to equity are due to the secured
   1                   32               debt reductions pursuant to sales of Kevco
                                        Manufacturing, L.P.'s operating divisions, the asset
                                        sale of the South Region of Kevco Distribution as
                                        well as direct cash payments. The secured debt owed
                                        to Bank of America by Kevco, Inc. (Case No.
                                        401-40783-BJH-11) has been guaranteed by all of its
                                        co-debtors (See Footnote 1,27A); therefore, the
                                        secured debt is reflected as a liability on all of
                                        the Kevco entities. The charge to equity is simply an
                                        adjustment to the balance sheet.

   1                   27A              Intercompany payables are to co-debtors Kevco
                                        Management Co. (Case No. 401-40788-BJH-11),
                                        Kevco Distribution, LP (Case No. 401-40789-BJH-11),
                                        Kevco Manufacturing, LP (Case No. 401-40784-BJH-11),
                                        Kevco Holding, Inc. (Case No. 401-40785-BJH-11),
                                        Kevco, Inc. (Case No. 401-40783-BJH-11), DCM Delaware, Inc.
                                        (Case No. 401-40787-BJH-11), and Kevco Components, Inc.
                                        (Case No. 401-40790-BJH-11).